                                                                    EXHIBIT 99.1


                              LETTER OF TRANSMITTAL
                                OFFER TO EXCHANGE
                CLASS C PASS THROUGH CERTIFICATES, SERIES 2000-3
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                           FOR ANY AND ALL OUTSTANDING
                CLASS C PASS THROUGH CERTIFICATES, SERIES 2000-3
                                       OF
                                US AIRWAYS, INC.
               (PURSUANT TO THE PROSPECTUS DATED _______ __, 2006)


       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ___________, 2006, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERED
   OUTSTANDING CLASS C CERTIFICATES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR
                            TO THE EXPIRATION DATE.

                  The Exchange Agent for the Exchange Offer is:
                         U.S. BANK NATIONAL ASSOCIATION

DELIVERY INSTRUCTIONS:


         By Registered or Certified Mail,
                 Hand Delivery or
                Overnight Courier:                                           By Facsimile :
-------------------------------------------------          --------------------------------------------------
        U.S. Bank National Association                               U.S. Bank National Association
            60 Livingston Avenue                                              (651) 495-8158
                EP-MN-WS, 2N                                Attention: Specialized Finance US Airways 2000-3C
              St. Paul, MN 55107
Attention: Specialized Finance US Airways 2000-3C


        For additional information or questions relating to the Exchange
              Offer, contact the Exchange Agent at (651)495-3511.

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

         YOU SHOULD CAREFULLY READ THE INSTRUCTIONS CONTAINED HEREIN CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         The undersigned acknowledges receipt of the Prospectus, dated _________, 2006 (the "Prospectus"), of US Airways, Inc., a Delaware corporation ("US Airways" or the "Company"), and this Letter of Transmittal, which together constitute the offer (the "Exchange Offer") to exchange an aggregate original face amount of up to $157,054,000 ($81,513,361 currently outstanding principal amount) of Class C Pass Through Certificates, Series 2000-3, which have been registered under the Securities Act of 1933, as amended (collectively, the "New Class C Certificates"), for an equal principal amount of the outstanding Class C Pass Through Certificates, Series 2000-3 (the "Outstanding Class C Certificates"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Registration Agreement, dated as of November 2, 2000, as amended, between the Company and the Initial Purchaser named therein (the "Registration Agreement").

         For each Outstanding Class C Certificate accepted for exchange, the holder of the Outstanding Class C Certificate will receive a New Class C Certificate having a principal amount equal to that of the surrendered Outstanding Class C Certificate. New Class C Certificates will accrue interest at the applicable per annum rate of 8.39% based on the outstanding pool balance of the certificates, from the most recent date to which interest was paid on the Outstanding Class C Certificates. Interest on the New Class C Certificates is payable on March 1 and September 1 of each year, commencing upon the consummation of the Exchange Offer, subject to the terms of the Intercreditor Agreement (as defined in the Prospectus).

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" will mean the latest time and date to which the Exchange Offer is extended. The Company will notify the holders of the Outstanding Class C Certificates of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

         This Letter is to be completed by a holder of Outstanding Class C Certificates if Outstanding Class C Certificates are to be forwarded herewith or if a tender of Outstanding Class C Certificates, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") under the procedures set forth in "The Exchange Offer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that the participant has received and agrees to be bound by, and makes the representations and warranties contained in this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant. Holders of Outstanding Class C Certificates whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Class C Certificates into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Class C Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         ALL TENDERING HOLDERS MUST COMPLETE THIS BOX:

                               DESCRIPTION OF OUTSTANDING CLASS C CERTIFICATES TENDERED
-------------------------------------------------------------------------------------------------------------------------------
        Name(s) and Address(es) of                                   Outstanding Class C Certificates
           Registered Holder(s)                                   (Attach additional list if necessary)
 (If blank, please print name and address
         of registered holder(s))
-------------------------------------------------------------------------------------------------------------------------------
                                                  Certificate or          Aggregate Face Amount of        Face Amount of
                                              Registration Number(s)*       Outstanding Class C         Outstanding Class C
                                                                                Certificates           Certificates Tendered
                                                                                                       (if less than all)**

                                            ---------------------------   ------------------------     ------------------------

                                            ---------------------------   ------------------------     ------------------------

                                            ---------------------------   ------------------------     ------------------------

                                            ---------------------------   ------------------------     ------------------------
                                            Total Amount Tendered:
-------------------------------------------------------------------------------------------------------------------------------

* Need not be completed by book--entry holders. Such holders should check the appropriate box below and provide the required information.


** Outstanding Class C Certificates may be tendered in whole or in part in multiples of $1,000 face amount. All Outstanding Class C Certificates held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Class C Certificates must complete this Letter in its entirety.

            (Boxes below to be checked by eligible institutions only)

[ ] CHECK HERE IF TENDERED OUTSTANDING CLASS C CERTIFICATES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                      ------------------------------------------

         DTC Account Number                Transaction Code Number
                            --------------                         -------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING CLASS C CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

         Name(s) of Registered Holder(s)
                                        ----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                           ---------------------

         Name of Eligible Institution that Guaranteed Delivery
                                                              ------------------

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

         Name of Tendering Institution
                                      ------------------------------------------

         DTC Account Number             Transaction Code Number
                            -----------                        -----------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING CLASS C CERTIFICATES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING CLASS C CERTIFICATES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
       -------------------------------------------------------------------------

Address:
          ----------------------------------------------------------------------

Telephone Number and Contact Person:
                                      ------------------------------------------


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described face amount of Outstanding Class C Certificates in exchange for an identical face amount of New Class C Certificates. Subject to, and effective upon, the acceptance for exchange of the Outstanding Class C Certificates tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to those Outstanding Class C Certificates as are being tendered herewith, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Outstanding Class C Certificates to be assigned, transferred and exchanged.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OUTSTANDING CLASS C CERTIFICATES TENDERED HEREBY AND TO ACQUIRE NEW CLASS C CERTIFICATES ISSUABLE UPON THE EXCHANGE OF THOSE TENDERED OUTSTANDING CLASS C CERTIFICATES, AND THAT, WHEN THE OUTSTANDING CLASS C CERTIFICATES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OUTSTANDING CLASS C CERTIFICATES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED HEREBY FURTHER REPRESENTS THAT ANY NEW CLASS C CERTIFICATES ACQUIRED IN EXCHANGE FOR OUTSTANDING CLASS C CERTIFICATES TENDERED HEREBY WILL HAVE BEEN ACQUIRED IN THE ORDINARY COURSE OF BUSINESS OF THE PERSON RECEIVING THOSE CERTIFICATES, WHETHER OR NOT THE PERSON IS THE UNDERSIGNED, THAT NEITHER THE HOLDER OF THOSE OUTSTANDING CLASS C CERTIFICATES NOR ANY OTHER PERSON IS ENGAGED IN, OR HAS AN ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN THE DISTRIBUTION OF THE NEW CLASS C CERTIFICATES, AND THAT NEITHER THE HOLDER OF THE OUTSTANDING CLASS C CERTIFICATES NOR ANY OTHER PERSON IS AN "AFFILIATE," AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OF THE COMPANY. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING CLASS C CERTIFICATES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         THE UNDERSIGNED UNDERSTANDS THAT TENDERS OF OUTSTANDING CLASS C CERTIFICATES PURSUANT TO ANY ONE OF THE PROCEDURES DESCRIBED IN "THE EXCHANGE OFFER--PROCEDURES FOR TENDERING" IN THE PROSPECTUS AND IN THE INSTRUCTIONS HEREIN WILL, UPON THE COMPANY'S ACCEPTANCE FOR EXCHANGE OF THOSE TENDERED OUTSTANDING CLASS C CERTIFICATES, CONSTITUTE A BINDING AGREEMENT BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE EXCHANGE OFFER.

         THE UNDERSIGNED ALSO WARRANTS THAT IT WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF TENDERED OUTSTANDING CLASS C CERTIFICATES OR TRANSFER OWNERSHIP OF THE OUTSTANDING CLASS C CERTIFICATES ON THE ACCOUNT BOOKS MAINTAINED BY A BOOK-ENTRY TRANSFER FACILITY. THE UNDERSIGNED FURTHER AGREES THAT ACCEPTANCE OF ANY TENDERED OUTSTANDING CLASS C CERTIFICATES BY THE COMPANY AND THE ISSUANCE OF NEW CLASS C CERTIFICATES IN EXCHANGE THEREFOR SHALL CONSTITUTE PERFORMANCE IN FULL BY THE COMPANY OF ITS OBLIGATIONS UNDER THE REGISTRATION AGREEMENT AND THAT THE COMPANY SHALL HAVE NO FURTHER OBLIGATIONS OR LIABILITIES THEREUNDER FOR THE REGISTRATION OF THE OUTSTANDING CLASS C CERTIFICATES OR THE NEW CLASS C CERTIFICATES.

         The Exchange Offer is not conditioned upon any amount of Outstanding Class C Certificates being tendered for exchange. However, the Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Outstanding Class C Certificates tendered hereby and, in that event, the Outstanding Class C Certificates not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         The name(s) and addressee(s) of the registered holder(s) of the Outstanding Class C Certificates tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing those Outstanding Class C Certificates. The certificate number(s) and the Outstanding Class C Certificates that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on the position of the staff of the Commission as set forth in certain interpretive letters addressed to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that New Class C Certificates issued in this Exchange Offer to a holder in exchange for Outstanding Class C Certificates may be offered for resale, resold and otherwise transferred by a holder (other than (i) a broker-dealer who purchased Outstanding Class C Certificates directly from the Company for resale pursuant to Rule l44A or any other available exemption under the Securities Act,
(ii) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, or (iii) a broker-dealer who acquired the Outstanding Class C Certificates as a result of market-making or other trading activities) without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided, that the holder is acquiring the New Class C Certificates in the ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Class C Certificates. ACCORDINGLY, THE UNDERSIGNED REPRESENTS THAT (i) IT IS NOT AN "AFFILIATE" OF THE COMPANY AS DEFINED IN RULE 405 OF THE SECURITIES ACT, (II) IT IS NOT A BROKER-DEALER THAT ACQUIRED OUTSTANDING CLASS C CERTIFICATES DIRECTLY FROM THE COMPANY IN ORDER TO RESELL THEM PURSUANT TO RULE 144A OF THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT, (III) IT WILL ACQUIRE THE NEW CLASS C CERTIFICATES IN THE ORDINARY COURSE OF BUSINESS AND (IV) IT IS NOT PARTICIPATING, AND DOES NOT INTEND TO PARTICIPATE, AND HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE, IN THE DISTRIBUTION OF THE NEW CLASS C CERTIFICATES.

THE UNDERSIGNED ACKNOWLEDGES THAT IF IT IS UNABLE TO MAKE THESE REPRESENTATIONS TO THE COMPANY, IT WILL NOT BE ABLE TO RELY ON THE INTERPRETATIONS OF THE STAFF OF THE COMMISSION DESCRIBED ABOVE AND THEREFORE WILL BE REQUIRED TO COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY SALE OR OTHER TRANSFER OF THE OUTSTANDING CLASS C CERTIFICATES UNLESS THE SALE IS MADE PURSUANT TO AN EXEMPTION FROM THE REQUIREMENTS.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Class C Certificates. If the undersigned is a broker-dealer that will receive New Class C Certificates for its own account in exchange for Outstanding Class C Certificates, it represents that it acquired the Outstanding Class C Certificates for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Class C Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

         Failure to comply with any of the above-mentioned requirements could result in the undersigned or any other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

         Unless otherwise indicated in the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, all New Class C Certificates delivered in exchange for tendered Outstanding Class C Certificates, and any Outstanding Class C Certificates delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Class C Certificate is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Class C Certificate is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Outstanding Class C Certificates are surrendered by holder(s) that have completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 3).

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered Outstanding Class C Certificates may be withdrawn in accordance with Instruction 2 hereto at any time prior to the Expiration Date.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING CLASS C CERTIFICATES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING CLASS C CERTIFICATES AS SET FORTH IN SUCH BOX.

                            (Sign on the next page.)

REGISTERED HOLDERS OF OLD CLASS C CERTIFICATES SIGN HERE:

              (Please Also Complete the Substitute Form W-9 herein)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Signature(s) of Holder(s)

Date:
     ----------------------------------------------

Must be signed by the registered holder(s) exactly as name(s) appear(s) on Outstanding Class C Certificate(s) hereby tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 3 below.

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Please Print)

Capacity (full title):
                      ----------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------


                            GUARANTEE OF SIGNATURE(S)
                            (See Instruction 3 below)

Authorized Signature:
                      ----------------------------------------------------------
Name:
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Title:
       -------------------------------------------------------------------------
Name of Firm:
              ------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------
Date:
       ----------------------------------------------

               SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
----------------------------------------------------        ---------------------------------------------------
             (Signature Guarantee Required ---                          (Signature Guarantee Required ---
                 See Instructions 3 and 4)                                   See Instructions 3 and 4)

TO BE COMPLETED ONLY if New Class C                          TO BE COMPLETED ONLY if New Class C
Certificates or Outstanding Class C Certificates not         Certificates not Certificates or Outstanding Class C
tendered or not accepted are to be issued in the name of     Certificates not tendered or not accepted are to be
someone other than the undersigned.                          sent to someone other than the undersigned at address
                                                             other than that shown above under "Description of
Address other than under "Description C Certificates"        Outstanding Class C Certificates Tendered."
Issue:                                                       Mail:
       [ ] New Class C Certificates to:                             [ ] New Class C Certificates to:
       [ ] Outstanding Class C Certificates to:                     [ ] Outstanding Class C Certificates to:

Name:                                                        Name:
       ---------------------------------------------              -------------------------------------------------
                      (Please Print)                                              (Please Print)
Address:                                                     Address:
          ------------------------------------------                  ----------------------------------------------
                    (Include Zip Code)                                          (Include Zip Code)
Telephone Number:                                            Telephone Number:
                   ---------------------------------                          --------------------------------------
Book Entry Transfer Facility Account:                        Book Entry Transfer Facility Account:
                                      --------------                                              ------------------

Taxpayer Identification or Social Security                   Taxpayer Identification or Social Security
Number:                                                      Number:
       ----------------------------------------------               ------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Offer to Exchange Class C Pass Through Certificates, Series 2000-3, which have been registered under the Securities Act of 1933, as amended, for any and all outstanding Class C Pass Through Certificates, Series 2000-3.

1. DELIVERY OF LETTER OF TRANSMITTAL AND OUTSTANDING CLASS C CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

         This Letter is to be completed by holders of Outstanding Class C Certificates if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that the participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against the participant. Certificates for all physically tendered Outstanding Class C Certificates, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or an Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Class C Certificates tendered hereby must be in multiples of $1,000 face amount.

         Holders of Outstanding Class C Certificates whose certificates for Outstanding Class C Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Class C Certificates pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to those procedures, (i) the tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from an Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Class C Certificates and the amount of Outstanding Class C Certificates tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Class C Certificates, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Class C Certificates, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF THIS LETTER, THE OUTSTANDING CLASS C CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE

DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OUTSTANDING CLASS C CERTIFICATES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO CERTIFICATEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL OF TENDER.

         If less than all of the Outstanding Class C Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate face amount of Outstanding Class C Certificates to be tendered in the box above entitled "Description of Outstanding Class C Certificates--Face Amount of Outstanding Class C Certificates Tendered." A reissued certificate representing the balance of nontendered Outstanding Class C Certificates will be sent to the tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Class C Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Tenders of Outstanding Class C Certificates may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must specify the name of the person having tendered the Outstanding Class C certificates to be withdrawn, identify the Outstanding Class C Certificates to be withdrawn (including the face amount of those Outstanding Class C Certificates) and (where certificates for Outstanding Class C Certificates have been transmitted) specify the name in which those Outstanding Class C Certificates are registered, if different from that of the withdrawing holder. If certificates for Outstanding Class C Certificates have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless the holder is an Eligible Institution. If Outstanding Class C Certificates have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Outstanding Class C Certificates and otherwise comply with the procedures of the facility. All questions as to the validity, form and eligibility (including time of receipt) of the notices will be determined by the Company, whose determination will be final and binding on all parties. Any Outstanding Class C Certificates so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer.

3. SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder of the Outstanding Class C Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

         If any tendered Outstanding Class C Certificates are owned of record by two or more joint owners, all the owners must sign this Letter of Transmittal.

         If any tendered Outstanding Class C Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         When this Letter of Transmittal is signed by the registered holder of the Outstanding Class C Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Class C Certificates are to be issued, or any untendered Outstanding Class C Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder of any certificates specified herein, the certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on the certificates must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, those persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Endorsements on certificates for Outstanding Class C Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Class C Certificates are tendered: (i) by a registered holder of Outstanding Class C Certificates (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of those Outstanding Class C Certificates) tendered who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Outstanding Class C Certificates should indicate in the applicable box the name and address to which New Class C Certificates issued under the Exchange Offer and/or substitute certificates evidencing Outstanding Class C Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Outstanding Class C Certificates tendering Outstanding Class C Certificates by book-entry transfer may request that Outstanding Class C Certificates not exchanged be credited to an account maintained at the Book-Entry Transfer Facility as the holder of Outstanding Class C Certificates may designate hereon. If no such instructions are given, those Outstanding Class C Certificates not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.       TAXPAYER IDENTIFICATION NUMBER.

         A tendering holder whose Outstanding Class C Certificates are accepted for exchange should provide the Exchange Agent with (i) the holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or (ii) in the case of certain exempt foreign persons, the Substitute Form W-8 BEN below. If the tendering holder is an individual, the TIN is his or her social security number. If a tendering holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, the tendering holder may be subject to backup withholding at the statutory rate on all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of Outstanding Class C Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A holder should consult its tax adviser as to the holder's qualification for an exemption from backup withholding. Foreign persons not subject to backup withholding should complete and submit to the Exchange Agent a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner for U.S. Withholding) and/or other Form W-8, instead of the Substitute Form W-9. A foreign holder should consult its tax adviser as to the foreign holder's qualification for an exemption from backup withholding.

         To prevent backup withholding, each tendering holder of Outstanding Class C Certificates must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that the holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If the Class C Certificates are in more than one name or are not in the name of the actual owner, the holder should consult the W-9 Guidelines for information on which TIN to report. If the holder does not have a TIN, the holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that the holder has already applied for a TIN or that the holder intends to apply for one in the near future. If the holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding at the statutory rate will begin and continue until the holder furnishes its TIN to the Exchange Agent. Under certain circumstances, the Exchange Agent may be required or elect to reserve or backup withhold during the 60 day period. If the Exchange Agent is provided with an incorrect TIN, the holder may be subject to a $50 penalty imposed by the IRS. For additional information and instructions, see the W-9 Guidelines below.

6.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Class C Certificates to it or its order under the Exchange Offer. If, however, New Class C Certificates and/or substitute Outstanding Class C Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Class C Certificates tendered hereby, or if tendered Outstanding Class C Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Class C Certificates to the Company or its order under the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Outstanding Class C Certificates specified in this Letter.

7.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Class C Certificates, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Class C Certificates for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Class C Certificates nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING CLASS C CERTIFICATES.

         Any holder whose Outstanding Class C Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      IRREGULARITIES.

         All questions as to the validity, form, eligibility (including time of receipt) and withdrawal of the tendered Outstanding Class C Certificates will be determined by the Company in its reasonable discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Class C Certificates not properly tendered or any Outstanding Class C Certificates the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Outstanding Class C Certificates. The Company's interpretation of the terms and conditions of the Exchange Offer will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Class C Certificates must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Class C Certificates, nor will any of them incur any liability for failure to give such notification. Tenders of Outstanding Class C Certificates will not be deemed to have been made until such irregularities have been cured or waived. Any Outstanding Class C Certificates received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to the holder by the Exchange Agent to the tendering holders of Outstanding Class C Certificates as soon as practicable following the Expiration Date.

11.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

To Be Completed By All Tendering Security Holders:

PAYOR'S NAME:  U.S. BANK NATIONAL ASSOCIATION

FORM W-9                               REQUEST FOR TAXPAYER IDENTIFICATION NUMBER           GIVE FORM TO THE
DEPARTMENT OF THE TREASURY                          AND CERTIFICATION                       REQUESTER. DO NOT
INTERNAL REVENUE SERVICE                                                                    SEND TO THE IRS.

Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part I below):
                           ---------------------------------------------------------------------------------------
Check appropriate box:  [ ] Individual/       [ ]  Corporation       [ ]  Partnership       [ ]  Other:
                            Sole proprietor                                                             ----------


Address (number, street, and apt. or suite no.):
                                                     --------------------------------------------
City, state and zip code:
                                                     --------------------------------------------

------------------------------------------------------------------------------------------------------------------

                                                                      IN (Social Security Number or Employer
                                                                      (TIN) Identification Number):
PART I--PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER                                          -------------------------------
THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE INSTRUCTIONS):
                                                                                                  ----------------
------------------------------------------------------------------------------------------------------------------

PART III--CERTIFICATION
Under penalties of perjury, I certify that:
(1)      The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
(2)      I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)      I am a U.S. person (including a U.S. resident alien).
------------------------------------------------------------------------------------------------------------------

CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING.

-------------------------------------------             ------------------------
SIGNATURE                                               DATE


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W-9 CERTIFICATE OF TAXPAYER AWAITING IDENTIFICATION NUMBER.

I certify under penalties of perjury that a taxpayer identification number (TIN) has not been issued to me, and that I mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administrative Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a TIN to the Payor within 60 days, the Payor is required to withhold 28% of all cash payments made to me thereafter until I provide a number.


-------------------------------------------             ------------------------
SIGNATURE                                               DATE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.